UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 13, 2023
(Date of earliest event reported)

Firsthand Technology Value Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00830	27-3008946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA		95113
(Address of principal executive offices)		(Zip Code)

(800) 976-8776
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Items

On October 13, 2023 Firsthand Technology Value Fund, Inc. (the “Company”) issued a press release announcing its Board of Directors (the “Board”) has approved a plan to seek stockholder approval to withdraw the Company's election to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Board will also be seeking stockholder approval on a plan of liquidation of the Company. The Company also announced it has suffered material setbacks on two of its largest holdings. The Company’s press release issued October 13, 2023, is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

99.1      Press Release dated October 13, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2023	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis
President

Exhibit Index
Exhibit No.	Description
99.1	Press release dated October 13, 2023